UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2015

NORTHWEST BIOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35737	94-3306718
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane, Suite 800 Bethesda, MD 20814
(Address of principal executive offices)

(204) 497-9024
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 22, 2015, Northwest Biotherapeutics, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Agreement”) with certain healthcare-focused institutional investors (the “Purchasers”), for a registered direct offering (the “Offering”) of 3,500,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at the purchase price of $3.60 per share, and warrants (the “Warrants”) to purchase an additional 1,750,000 shares of Common Stock at an exercise price of $4.50 per share (the “Warrant Shares”, collectively with the Common Stock and the Warrants, the “Securities”). The Warrants will become exercisable on the six month anniversary of issuance and expire five years thereafter.

The Company and the Purchasers consummated the purchase and sale of the Securities (the “Closing”) on December 24, 2015 and the Company raised gross proceeds of $12.6 million and net proceeds of approximately $11.65 million, after deducting placement agent fees, attorneys’ fees and other expenses.

The Offering is made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-207976), which was declared effective by the Securities and Exchange Commission on December 22, 2015. The Company, pursuant to Rule 424(b) under the Securities Act of 1933, has filed with the Securities and Exchange Commission a prospectus supplement relating to the Offering. The Securities were issued pursuant to a prospectus supplement filed with the Securities and Exchange Commission prior to the issuance thereof.

The foregoing is only a summary of the material terms of the documents related to the Offering. The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference. The foregoing description of the Warrants is qualified in its entirety by reference to the Common Stock Purchase Warrant, which is filed as Exhibit 10.2 to this Current Report on Form 8-K, which is incorporated herein by reference. The applicable Engagement Agreements with H.C. Wainwright & Co. are filed as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K, respectively, which are incorporated herein by reference.

Item 9.01	Financial Statement and Exhibits.

Exhibit Number	Description

10.1	Securities Purchase Agreement dated December 22, 2015 by and between Northwest Biotherapeutics, Inc. and certain purchasers

10.2	Form of Common Stock Purchase Warrant

10.3	Engagement Agreement, dated November 16, 2015, by and between Northwest Biotherapeutics, Inc. and H.C. Wainwright & Co., as placement agent

10.4	Amendment to Engagement Agreement, dated December 22, 2015, by and between Northwest Biotherapeutics, Inc. and H.C. Wainwright & Co., as placement agent

99.1	Press Release dated December 23, 2015

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NORTHWEST BIOTHERAPEUTICS, INC.

Date: December 29, 2015	By:	/s/ Linda F. Powers
Name: Linda F. Powers Title: Chief Executive Officer

INDEX OF EXHIBITS

Exhibit Number	Description

10.1	Securities Purchase Agreement dated December 22, 2015 by and between Northwest Biotherapeutics, Inc. and certain purchasers

10.2	Form of Common Stock Purchase Warrant

10.3	Engagement Agreement, dated November 16, 2015, by and between Northwest Biotherapeutics, Inc. and H.C. Wainwright & Co., as placement agent

10.4	Amendment to Engagement Agreement, dated December 22, 2015, by and between Northwest Biotherapeutics, Inc. and H.C. Wainwright & Co., as placement agent

99.1	Press Release dated December 23, 2015